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                                                                    Exhibit 10.9

                              [CELLSTAR LETTERHEAD]

                                January 15, 2002

Via Fax: 858-882-6010
Mr. Don McGuire
Vice President Sales and Marketing
Cricket Communications, Inc.
10307 Pacific Center Court
San Diego, CA 92121

     Re: Distribution and Fulfillment Services Agreement between Cricket Communications, Inc. ("Cricket"), successor in interest to Chase Telecommunications, Inc., and CellStar, Ltd. ("CellStar") effective as of December 22, 1999, as amended by Amendment No.1 effective September 21, 2001 (the "Agreement").

Dear Don:

     Section 12 of the above referenced Agreement provides that it will terminate on December 22, 2001, unless extended by the parties for an additional twelve (12) months, or unless otherwise extended on terms mutually acceptable to the parties.

     This letter will confirm our mutual agreement to extend the Agreement in its present entirety for a term ("Extended Term") commencing effective December 22, 2001 and ending on the earlier of (a) the execution of a new agreement to replace or amend the Agreement, or (b) thirty (30) days after the receipt by either party of written notice of termination from the other party. It is acknowledged and agreed that the Inclusive Service Fee (per handset) for the services listed in items 12) and 2) (excluding Programming) set forth in Exhibit A to the Agreement was reduced to $[*] in July 2001 and is further reduced to $[*] effective January 1, 2002.

     Please confirm Cricket's agreement with the above by signing below. Kindly return one executed original via fax to me at fax number 972/466-5030, or to Bob McKoin at fax number 972/323-4593. Thank you.

AGREED:

Cricket Communications, Inc.                   CellStar, Ltd.
                                               By: National Auto Center, Inc.
                                               Its General Partner



By:    /s/  Don McGuire                        By:    /s/  Elaine Flud Rodriguez
       ----------------                               --------------------------
Name:  Don McGuire                             Name:  Elaine Flud Rodriguez
Title: Vice President Sales & Marketing        Title: Sr. Vice President and
                                                         General Counsel

THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH BRACKETS ([*]).